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                                                     Exhibit 23.02

                       Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 15, 1998, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-53491) and related Prospectus of American Axle & Manufacturing Holdings, Inc. dated July 8, 1998.


                                                      /s/ Ernst & Young LLP

Detroit, Michigan
July 8, 1998